Other income (expense)	12 Months Ended
Dec. 31, 2019
Other Income Expense [Abstract]
Other income (expense)

20. Other income (expense)

	2019	2018

Arbitration award(a)	$52,801	$-
Foreign exchange gains	(18,961)	26,205
Gain on restructuring of JV Inkai(b)	-	48,570
Sale of exploration interests(c)	-	25,027
Contract restructuring	-	6,201
Other	-	2,157

Total	$33,840	$108,160

(a) In the third quarter of 2019, Cameco received an award from the tribunal of international arbitrators (Tribunal) with respect to its contract dispute with Tokyo Electric Power Company Holdings, Inc. (TEPCO). The Tribunal rejected TEPCO’s assertion that it had the right to terminate its uranium supply agreement and awarded damages of $40,300,000 (US). Damages were based on the Tribunal’s interpretation of losses under this supply agreement.

(b) Effective January 1, 2018, Cameco’s ownership interest in JV Inkai was reduced from 60% to 40% based on an implementation agreement with Kazatomprom. Cameco recognized a gain on the change in ownership interests of $48,570,000. Included in this gain is $5,450,000 which has been reclassified from the foreign currency translation reserve to net earnings.

(c) In 2018, Cameco sold its interest in the Wheeler River Joint Venture to Denison Mines Corp. in exchange for 24,615,000 common shares (note 10). Cameco recorded a gain of $17,231,000 on the transaction.